UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2019

SILVERCREST ASSET MANAGEMENT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35733	45-5146560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, 38th Floor New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 649-0600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A common stock, $0.01 par value per share	SAMG	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On July 2, 2019, Silvercrest Asset Management Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion of its acquisition (the “Acquisition”) of Cortina Asset Management, LLC (“Cortina”) pursuant to the Asset Purchase Agreement, dated as of April 12, 2019, by and among Silvercrest Asset Management Group LLC, a subsidiary of the Company, Cortina, and certain interest holders of Cortina. This Current Report on Form 8-K/A amends the Original 8-K to include the information set forth in Item 7.01 below and the required financial statements set forth in Item 9.01 below. The disclosures included in the Original 8-K otherwise remain unchanged.

Item 7.01 Regulation FD Disclosure.

In connection with the Acquisition, the Company is providing certain unaudited supplemental non-GAAP financial information (the “Supplemental Non-GAAP Information”) which reflects the continuing operations of the Company as if the Acquisition of Cortina had been completed as of January 1, 2018 and January 1, 2019 for the twelve months ended December 31, 2018 and the six months ended June 30, 2019, respectively. The Supplemental Non-GAAP Information is posted on the Company’s website, available at https://ir.silvercrestgroup.com/, and is furnished as Exhibit 99.4 to this Current Report on Form 8-K/A.

Information on our website is not incorporated by reference herein and is not a part of this Current Report on Form 8-K-A. The information furnished in this Item 7.01, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired

Cortina’s unaudited balance sheets and related statements of income and members’ equity and cash flows for the six months ended June 30, 2019 and 2018 are included in Exhibit 99.2 to this Form 8-K/A.  See “Index to Financial Statements”.

Cortina’s audited balance sheets and related statements of income and members’ equity and cash flows for the years ended December 31, 2018 and 2017 are included in Exhibit 99.2 to this Form 8-K/A.  See “Index to Financial Statements”.

(b)	Pro forma financial information

Unaudited Pro Forma Combined Statement of Financial Condition of the Company as of June 30, 2019 giving effect to the acquisition of Cortina as if it had occurred on June 30, 2019. Unaudited Pro Forma Combined Statement of Operations for the Company for the six months ended June 30, 2019 and the twelve months ended December 31, 2018 giving effect to the acquisition of Cortina as if it had occurred on January 1, 2019 and January 1, 2018, respectively, are included as Exhibit 99.3 to this Form 8-K/A. See “Index to Financial Statements”.

(d)	Exhibits

Exhibit Number	Description of Exhibit

4.1

Seventh Amendment to Credit Agreement, dated as of July 1, 2019, among Silvercrest Asset Management Group LLC, Silvercrest Investors LLC, Silvercrest Investors II LLC and Silvercrest Financial Services, Inc., as borrowers, City National Bank, a national banking association, and acknowledged by Silvercrest L.P., as guarantor (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Commission on July 2, 2019, and incorporated herein by reference).

23.1**	Consent of Wipfli LLP, independent registered public accounting firm for Cortina.

99.2**

Cortina’s unaudited balance sheets and related statements of income and members’ equity and cash flows for the six months ended June 30, 2019 and 2018 and audited balance sheets and related statements of income and members’ equity and cash flows for the years ended December 31, 2018 and 2017.

99.3**

The Company’s Unaudited Pro Forma Combined Statement of Financial Condition as of June 30, 2019 and Unaudited Pro Forma Combined Statement of Operations for the six months ended June 30, 2019 and the year ended December 31, 2018.

99.4***	The Company’s Supplemental Non-GAAP Financial Information for the six months ended June 30, 2019 and the year ended December 31, 2018.

** Filed herewith

*** Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2019

Silvercrest Asset Management Group Inc.

By:	/s/ Scott A. Gerard
Name: Scott A. Gerard
Title: Chief Financial Officer